SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2005
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MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-10415	20-0533283
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22001 Loudoun County Parkway, Ashburn,	20147
Virginia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

As previously announced, Michael D. Capellas, president and chief executive officer of MCI, Inc. (the “Company”), will deliver the keynote address at the Needham Growth Conference on January 11, 2005. Mr. Capellas will provide certain preliminary information about the Company’s results of operation and financial condition for the period ended December 31, 2004, which information is set forth in Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Cash Flow Items slide

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By: /s/ Robert T. Blakely
Name: Robert T. Blakely
Title: Executive Vice President and Chief
Financial Officer
Dated: January 11, 2005